UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

FLEXSHOPPER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

March 17, 2023

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2023, the Company was saddened to announce that Richard House, Jr., the Company’s Chief Executive Officer, had passed away on March 16, 2023.

H. Russell Heiser, Jr., who is currently the Chief Financial Officer of the Company, has been appointed by the Company’s Board of Directors to become the Chief Executive Officer of the Company effective March 20, 2023. In such capacity, Mr. Heiser has been designated as the principal executive officer, in addition to temporarily also being the principal financial and accounting officer of the Company. Mr. Heiser has served as the Chief Financial Officer of the Company since December 2015 and served as a consultant to the Company from July 2015 to December 2015. As Chief Financial Officer, Mr. Heiser has demonstrated extensive knowledge of the Company’s financial, accounting and operational issues and has led its mergers and acquisitions, bank financings and capital market activities. He previously served as an advisor to family offices in South Florida from 2008 to 2015. Mr. Heiser was an Executive Director in the Investment Banking Division of UBS in New York from 2004 to 2008 and was an Associate in the Investment Banking Division of Bear, Stearns & Co. in New York from 2001 to 2004. Mr. Heiser received his B.S. degree in Accounting from the University of Richmond and an M.B.A. from Columbia Business School. Over the course of his career, Mr. Heiser has earned both CPA and CFA designations.

In connection with his appointment, the Company has agreed to amend its employment agreement with Mr. Heiser to be consistent with the terms provided in the employment agreement with the Company’s former Chief Executive Officer. There are no arrangements or understandings between Mr. Heiser and any other person pursuant to which he was appointed as Chief Executive Officer, and there are no relationships between Mr. Heiser and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended, other than those which have been previously disclosed in the Company’s periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: March 22, 2023	By:	H. Russell Heiser, Jr.
		Name:	H. Russell Heiser, Jr.
		Title:	Chief Executive Officer

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